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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 9, 1997


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


    Georgia                     0-11258                         58-1521612
(State or Other            (Commission File                    (IRS Employer
Jurisdiction of                 Number)                   Identification Number)
Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600


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ITEM 5.  OTHER EVENTS.

         On October 9, 1997, WorldCom, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7 (c) EXHIBITS.

            The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

            Exhibit No.           Description
            -----------           -----------
            99.1                  Press release dated October 9, 1997.



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WORLDCOM, INC.



                                                By: /s/Scott D. Sullivan
                                                   ---------------------------
                                                    Scott D. Sullivan
                                                    Chief  Financial Officer

October 10, 1997





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                                 EXHIBIT INDEX

Exhibit No.               Description of Exhibit
-----------               ----------------------
99.1                      Press release dated October 9, 1997.